SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 10, 1997
                                                         ----------------

                                  DYNAGEN, INC.
       ------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                        1-11352               04-3029787
          --------                        -------               ----------
(State or other jurisdiction      (Commission file number)   (I.R.S. Employer
of incorporation or organization)                            Identification No.)


   99 Erie Street, Cambridge, MA                                    02139
   -----------------------------                                    -----
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number including area code:  (617) 491-2527
                                                   ----------------

                           No change since last report
             ------------------------------------------------------
             (Former name or address, if changed since last report)







                                       -2-

ITEM 5.  OTHER EVENTS.

         On March 10, 1997, DynaGen, Inc. issued a press release regarding its agreement to purchase the stock of Superior Pharmaceutical Company. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Not Applicable.

         (b)      Not Applicable.

         (c)      Exhibits.

                   99.1     Press Release of DynaGen, Inc. dated March 10, 1997.






                                       -3-

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  DYNAGEN, INC.



                                                  By:  /s/ DR. INDU A. MUNI
                                                       ------------------------
                                                      Dr. Indu A. Muni
                                                      President, Chief Executive
                                                      Officer and Treasurer



Dated: March 21, 1997





                                  EXHIBIT INDEX
                                  -------------

Exhibit
Numbers           Exhibits
-------           --------

99.1              Press Release of DynaGen, Inc. dated March 10, 1997.